INVENTORIES, NET (Tables)	12 Months Ended
Jun. 30, 2019
INVENTORIES, NET
Schedule of inventory, net

	As of June 30,	As of June 30,
	2019	2018
Film production costs	$	$
In development	8,817	109,739
In production	323,725	—
Total film production costs	332,542	109,739

Television production costs
Released, less accumulated amortization	—	181,770
Total television production costs	—	181,770
Total inventories	$332,542	$291,509